SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 5, 2003

                            FORRESTER RESEARCH, INC.
                 (Exact Name of Registrant Specified in Charter)

          Delaware                    000-21433               04-2797789
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


400 Technology Square, Cambridge, Massachusetts                02139
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (617) 613-6000

    N/A
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(Former Name or Former Address, if Changed Since Last Report)

                                   Page 1 of 5
                         Exhibit Index appears on Page 4


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ITEM 7.    Financial Statements and Exhibits.

           (c) Exhibits

               99.1     Press Release dated August 5, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in this current report on Form 8-K is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition." This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On August 5, 2003, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003, the full text of which is attached hereto as Exhibit 99.1.

     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma presentation excludes the following:

     Amortization of intangible assets - We exclude the non-cash effect of the amortization of acquisition-related intangibles from our pro forma results in order to present a consistent basis for quarterly comparisons.

     Integration costs - We exclude the costs related to our acquisition of Giga, which are primarily related to orientation events and data migration, in order to present a consistent basis for quarterly comparisons.

     Impairments of non-marketable securities - We have consistently excluded both one-time gains and one-time write-offs related to our investments in non-marketable securities from our pro forma results in order to present a consistent basis for quarterly comparisons of our results of operations.

     Reorganization costs - We exclude restructuring charges from our first quarter 2002 pro forma results because our failure to do so would present a misleading improvement in our pro forma results in the six months ended June 30, 2003 as compared to the same period in 2002.

     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in the Forrester's financial statements and filings with the Securities and Exchange Commission.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FORRESTER RESEARCH, INC.


                           By: /s/ WARREN HADLEY
                               -----------------
                                  Name:  Warren Hadley
                                  Title: Treasurer and Chief Financial Officer


Dated: August 5, 2003




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                                  Exhibit Index




Exhibit      Description                                     Page
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99.1         Press Release dated August 5, 2003.               5



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